THE NORTHWESTERN MUTUAL LIFE INSURANCE COMPANY

NORTHWESTERN MUTUAL VARIABLE LIFE ACCOUNT

SUPPLEMENT TO THE PROSPECTUSES

VARIABLE EXECUTIVE LIFE (DATED MAY 1, 2011)

(Replaces supplement dated July 1, 2011)

This Supplement revises certain information contained in the Prospectus referenced above dated May 1, 2011.

With regard to the Money Market Portfolio, effective July 1, 2011, in the section titled, “Annual Portfolio Operating Expenses”, the footnote to the Money Market Portfolio is amended to read:

(6)	Money Market Portfolio - Effective July 1, 2011, with respect to the Money Market Portfolio, MSA has voluntarily agreed to waive a portion of its management fee on a temporary basis such that the management fee is 0.15% of the Portfolio’s average net assets. This voluntary waiver will be reviewed periodically by MSA in light of market and economic developments and may be revised or discontinued at any time without advance notice.

With respect to the Maximum Cost of Insurance charge, effective immediately, the Maximum Charge under the “Current Charge” of the Periodic Charges (Other than Portfolio Operating Expenses) table is changed to read as follows:

Charge	When Charge is Deducted	Current Charge	Maximum Guaranteed Charge
Monthly Policy Charge—Cost of Insurance Charge[1]
Maximum Charge[2]	Monthly, on each monthly processing date	$83.33 per $1,000 of net amount at risk	Same as current amount

Please read this Supplement carefully and keep it with your Prospectus for future reference.

This Supplement is dated July 22, 2011.